              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  July 20, 1999

                KENNETH COLE PRODUCTIONS, INC.
    (Exact name of registrant as specified in its charter)




           New York                 1-13082                 13-3131650
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
          of incorporation)                               Identification No.)



    152 West 57th Street, New York                             10019
 (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (212) 265-1500







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Item 5:   Other Event

      [After the close of business] On July 20, 1999, Kenneth Cole Productions, Inc., (the "Company") and Liz Claiborne entered into a major multi-brand initiative to launch Kenneth Cole Productions, Inc. into the women's apparel market under an exclusive women's wear license. In addition, Liz Claiborne agreed with the Company to purchase one million shares of Kenneth Cole Productions, Inc. Class A Common Stock, par value $.01 per share, at a price of $29 per share. Consummation of the transaction is subject to review under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions and is expected to close in the third quarter of 1999.


      Reference  is  made to the Company's news release,  dated
July 21, 1999, attached as an Exhibit hereto and incorporated herein by reference.


Item 7:   Financial Statements and Exhibits.

     (c) Exhibits:

     99.1: News Release of Kenneth Cole Productions, Inc., dated July 21, 1999











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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act  of
1934, the registrant has duly caused this Current Report to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                         Kenneth Cole Productions, Inc.
                                        Registrant





July 29, 1999            STANLEY A MAYER
                         By:    STANLEY A. MAYER
                         Title: EXECUTIVE VICE PRESDIENT AND CFO









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                         EXHIBIT INDEX


                                                             Sequentially
Exhibit No.          Description                             Numbered Page

99.1           News Release of Kenneth Cole Productions, Inc.       5
               dated July 21, 1999



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Exhibit 99.01

LIZ CLAIBORNE, INC.                    KENNETH COLE PRODUCTIONS, INC.

Investor Contact:                      Investor Contact:
Robert J. Vill                         Stanley Mayer
Vice President - Treasury and          Executive Vice President,
Investor Relations                     Chief Financial Officer
201.295.7515                           201-864-8080

Media Contact:                         Media Contact:
Jane Randol                            Shelly Driscoll   Kristin Hoppman
Director, Corporate Communication      Kratz & Jansen    Kenneth Cole
212.626.3408                           212.979.2700      212.830.7406



          LIZ CLAIBORNE AND KENNETH COLE PRODUCTIONS
                   FORM A STRATEGIC ALLIANCE
              TO LAUNCH KENNETH COLE WOMEN'S WEAR

     New York, NY July 21, 1999 - Liz Claiborne Inc. (NYSE-LIZ) and Kenneth Cole Productions, Inc. (NYSE -KCP) announced today they have entered into a major multi-brand initiative to launch Kenneth Cole Productions into the women's apparel market under an exclusive women's wear license. At the same time, the companies announced Liz Claiborne's agreement to purchase one million shares of Kenneth Cole Productions Class A stock at a price of $.29 per share. Consummation of the transaction is subject to review under the provisions of the Hart-Scott-Rodino Act and other customary closing conditions and is expected to close in the third quarter of 1999.

     This agreement combines Kenneth Cole's design vision and marketing philosophy with Liz Claiborne's apparel industry expertise. Under the agreement, Liz Claiborne will produce Kenneth Cole New York collection of women's contemporary sportswear for the Fall 2000 season. It will be supported by the type of advertising for which Kenneth Cole is known for but in a far more expansive campaign. It will be followed by the launch of a junior line under the Kenneth Cole Unlisted brand name in Spring 2001 and the launch of a women's status and denim sportswear line under the Reaction Kenneth Cole brand name for the Fall 2001 season.

     Paul A. Charron, Chairman and Chief Executive Officer of Liz Claiborne, stated: "We are pleased to enter into this strategic alliance which combines the rapidly emerging strength of the Kenneth Cole brand franchise with Liz Claiborne's proven ability to develop, nurture and maximize brands. Kenneth Cole is one of the most talented designers and marketers in the industry and he's building what we believe will be the next mega brand. The significant equity investment we have announced reflects our confidence in this strategic alliance. We look forward to working with Kenneth and his team to help Kenneth Cole Productions brands reach their maximum potential."

     Kenneth Cole, President and Chief Executive Officer of Kenneth Cole Productions, stated: "It's always been my dream to have genuine lifestyle brand that appeals to both genders and truly addresses their needs. It's very important that we continue to appeal to the contemporary customer with well-styled clothes at reasonable prices. We're excited to be involved with Liz Claiborne, the country's premier apparel company. Liz Claiborne has unparalleled, worldwide manufacturing and sourcing capabilities, along with the infrastructure and administration necessary to support and undertaking of this size. It's an alliance that helps us to reach the broadest audience possible while maintaining the brands' unique identities".

     Kenneth Cole Productions, Inc. designs and markets a broad range of premium-quality men's and women's footwear and accessories, under the Kenneth Cole Collection, Reaction and Unlisted labels, as well as over 30 products under license. Kenneth Cole men's tailored clothing line was introduced in Fall 1997, followed by the introduction of men's sportswear in February 1998 and men's loungewear debuted in Spring 1999. The products are sold through over 50 Kenneth Cole retail stores in the United States, Kenneth Cole stores in Amsterdam, Hong Kong, Singapore and Taiwan, Kenneth Cole catalogs, department an specialty stores, and on the Kenneth Cole website.


     Liz Claiborne Inc. designs and markets an extensive range of women's and men's fashion apparel and accessories appropriate to wearing occasions ranging from casual to dressy. The Company also markets fragrances for women and men. Liz Claiborne Inc.'s brands include Claiborne, Crazy Horse, Dana Buchman, Elisabeth, Emma Jones, First Issue, Liz Claiborne, Lucky Brands, Russ, Sigrid Olsen and Villager. In addition, Liz Claiborne holds the exclusive, long-term license to source, market and sell men's and women's DKNY Jeans and DKNY Active Collections in the Western Hemisphere.

     Statements herein that relate to Liz Claiborne's and Kenneth Cole Productions' future performance are forward-looking statements within the safe harbor of provisions of the Private Securities Litigation Reform Act of 1995, as a number of factors affecting Liz Claiborne's and Kenneth Cole Productions' business and operations could cause actual results to differ materially from those contemplated. These factors include retailer and consumer acceptance of Liz Claiborne's and Kenneth Cole productions' products, the overall level of consumer spending and prevailing retail environment, as well as such other factors as are set forth in Liz Claiborne's and Kenneth Cole Productions 1998 Annual Report on Form 10-K, including, without limitation, those set forth under the caption "Business Competition; Certain Risks".